                                                                   Exhibit 10.37

                               Inventa Corporation
                         255 Shoreline Drive, 2nd Floor
                        Redwood Shores, California 94065

                                January 14, 2000

TO THE SERIES D PREFERRED
STOCK INSTITUTIONAL INVESTORS

      Re:   Inventa Corporation / Private Placement

Dear Investor:

      This letter shall confirm our understanding with respect to the purchase by the Investors named on Schedule A attached hereto (the "Investors") of unregistered shares of common stock of Inventa Corporation (the "Company") in a private placement (the "Private Placement") that the parties intend to close in the event of, and immediately prior to or contemporaneously with, the initial firm commitment underwritten public offering (the "IPO") by the Company of its common stock.

      1. Right to Participate in the Private Placement.

            (a) The Company shall use its commercially reasonable efforts to close the Private Placement immediately before or contemporaneously with the IPO. The terms of the Private Placement will provide, subject to the provisions hereof, that the Company will offer each Investor the right to participate in the Private Placement.

            (b) Subject to the terms hereof, the Company agrees to offer to the Investors pursuant to the Private Placement a number of shares (the "Private Placement Shares") equal to the greater of (a) the quotient obtained by dividing $2,500,000 by the price at which shares are sold to the public in the IPO, less underwriting discount (the "IPO Price") or (b) 15% of the shares to be offered in the IPO (excluding shares related to the exercise of any Underwriters' over-allotment option); provided, however, that the number of Private Placement Shares shall not exceed that number of shares determined by dividing $3,000,000 by the IPO Price. The Investors that purchase shares of common stock in the Private Placement shall become parties to an Investor Rights Agreement that provides registration rights for the shares of common stock purchased in the Private Placement similar to those granted to the Investors in connection with their purchase of the Company's Series D Preferred Stock.

            (c) The Company shall offer to each Investor the right to purchase its pro rata Share of the Private Placement Shares at the IPO Price. Each Investor's "pro rata share" shall equal the quotient obtained by dividing (i) the number of shares of Common Stock issuable or issued upon conversion of shares of Series D Preferred Stock then held by such Investor, by (ii) the number of shares of Common Stock issuable or issued upon conversion of shares of Series D Preferred Stock then held by all Investors. All Private Placement Shares as to which Investors do not indicate an interest in purchasing shall be reallocated on a pro rata basis among the Investors who indicate an interest in purchasing more than their pro rata share.

            (d) The Private Placement and all offers to be made to the Investors shall be conducted in compliance with all applicable federal and state securities laws and regulations, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), and all applicable rules and regulations promulgated by the National Association of Securities Dealers, Inc. and other such self-regulating or quasi-public regulatory organizations. The Investors participating in the Private Placement shall comply with all reasonable requirements and procedures required by the Company of all Investors participating in the Private Placement (provided such requirements and procedures do not materially and adversely affect the participation rights granted in this Section 1), if any.

      2. Alternative Transaction. Notwithstanding the foregoing, in the event that (a) regulatory authorities continue to object to this arrangement after full discussion and negotiation with the Company and its legal counsel (with the participation of one legal counsel representing Investors, if desired by Investors); (b) regulatory authorities allow the Company to fulfill its obligations under this arrangement only on the condition that recission rights or other specific liability will be assumed by the Company or the underwriters or that special risks related to the Private Placement be included in the prospectus filed in connection with the IPO; (c) the resolution with regulatory authorities relating to this arrangement would delay the Company's offering beyond delays caused by comments from regulatory authorities with respect to other issues, provided that the Company has used its good faith efforts (with the participation of one legal counsel representing Investors, if desired by Investors) to timely resolve any regulatory issues that arise in connection with this arrangement; or (d) regulatory authorities do not allow the Company to issue securities of the Company to the holders of the Company's Series C Preferred Stock (the "Series C Holders") at the time of the IPO, then the Company and the Investors agree to negotiate in good faith to enter into an alternative transaction that as closely as practicable approximates the economic benefit of the Private Placement. Additionally, if the Company and the Series C Holders agree to reduce the number of shares available to the Series C Holders at the time of the IPO from the number set forth in that certain Letter Agreement dated May 11, 1998, the number of shares available in the Private Placement shall be reduced accordingly, but in no event shall the number of shares available in the Private Placement be reduced to less than the number determined by dividing $2,000,000 by the IPO Price, unless required as a result of any of the reasons set forth in clauses (a) through (d) of this section 2.

      This document may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                       INVENTA CORPORATION


                                       By: /s/ David A. Lavanty
                                          --------------------------------------
                                             David A. Lavanty
                                             President

Acknowledged and Agreed:


BATTERY VENTURES III, L.P.
By:    Battery Partners III, L.P.

By:  /s/ Todd Dagres
   ---------------------------------------
Title: Todd Dagres, General Partner


BANCBOSTON VENTURES INC.

By:  /s/ Maia D. Heymann
   ---------------------------------------
Name:  Maia D. Heymann
Title: Director


PRIVATE EQUITY PORTFOLIO FUND II, LLC

By:
   ---------------------------------------
Name:  Glen Holland
Title: Vice President


BOSTON MILLENNIA PARTNERS
LIMITED PARTNERSHIP

By:    Glen Partners Limited Partnership,
       its General Partner

By: /s/ Martin Hennon
   ---------------------------------------
       General Partner


Boston Millennia Associates I
Partnership

By: /s/ Martin Hennon
   ---------------------------------------
       General Partner

ESSEX PRIVATE PLACEMENT FUND II,
LIMITED PARTNERSHIP
By:  Essex Investment Mgt. Company LLC
     Its General Partner

By:  /s/ [ILLEGIBLE]
   ---------------------------------------
Title: Principal
      ------------------------------------


THE CHASE MANHATTAN BANK AS TRUSTEE
FOR FIRST PLAZA GROUP TRUST

By: /s/ John Weeda
   ---------------------------------------
Trust: John F. Weeda
      ------------------------------------
            Vice President

TCV II (Q), L.P.
a Delaware Limited Partnership
By:  Technology Crossover Management II, L.L.C.,
Its: General Partner

By: /s/ Robert C. Bensky
   ---------------------------------------
     Name: Robert C. Bensky
     Title: Chief Financial Officer

TCV II Strategic Partners, L.P.
a Delaware Limited Partnership
By:  Technology Crossover Management II, L.L.C.,
Its: General Partner

By: /s/ Robert C. Bensky
   ---------------------------------------
     Name: Robert C. Bensky
     Title: Chief Financial Officer

TCV II, V.O.F.
a Netherlands Antilles General Partnership
By:  Technology Crossover Management II, L.L.C.,
Its: Investment General Partner

By: /s/ Robert C. Bensky
   ---------------------------------------
     Name: Robert C. Bensky
     Title: Chief Financial Officer


Technology Crossover Ventures II, C.V.
a Netherlands Antilles Limited Partnership
By:  Technology Crossover Management II, L.L.C.,
Its: Investment General Partner

By: /s/ Robert C. Bensky
   ---------------------------------------
     Name: Robert C. Bensky
     Title: Chief Financial Officer


Technology Crossover Ventures II, L.P.
a Delaware Limited Partnership
By:  Technology Crossover Management II, L.L.C.,
Its: General Partner

By: /s/ Robert C. Bensky
   ---------------------------------------
     Name: Robert C. Bensky
     Title: Chief Financial Officer

                                   SCHEDULE A

                             SCHEDULE OF INVESTORS

Name and Address

BancBoston Ventures Inc.
435 Tasso Street, Suite 250
Palo Alto, CA  94301
Attn:  Maia Heymann

Private Equity Portfolio II, LLC
175 Federal Street, 10th Floor
Boston, MA  02110
Attn:  Glen Holland

Battery Ventures III, L.P.
20 William Street
Wellesley, MA 01282

Boston Millennia Partners Limited Partnership
30 Rowes Wharf
Boston, MA 02110
Attn: Martin J. Hernon

Essex Private Placement Fund II, Limited Partnership
125 High Street
Boston, MA  02110
Attn:  Susan Stickells

The Chase Manhattan Bank as Trustee for
First Plaza Group Trust
Global Investor Services
4 Chase Metro Tech Center, 18th Floor
Brooklyn, NY  11245
Attn:  John F. Weeda

TCV II (Q), L.P.
c/o Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attention: Jon Q. Reynolds, Jr.

with a copy to:
c/o Technology Crossover Ventures
575 High Street, Suite 400
Palo Alto, CA 94301
Attention: Jon Q. Reynolds, Jr.

TCV II Strategic Partners, L.P.
c/o Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attention: Robert C. Bensky

with a copy to:
c/o Technology Crossover Ventures
575 High Street, Suite 400
Palo Alto, CA 94301
Attention: Jon Q. Reynolds, Jr.

TCV II, V.O.F.
c/o Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attention: Robert C. Bensky

with a copy to:
c/o Technology Crossover Ventures
575 High Street, Suite 400
Palo Alto, CA 94301
Attention: Jon Q. Reynolds, Jr.

Technology Crossover Ventures II, C.V.
c/o Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attention: Robert C. Bensky

with a copy to:
c/o Technology Crossover Ventures
575 High Street, Suite 400
Palo Alto, CA 94301
Attention: Jon Q. Reynolds, Jr.
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Technology Crossover Ventures II, L.P.
c/o Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attention: Robert C. Bensky

with a copy to:
c/o Technology Crossover Ventures
575 High Street, Suite 400
Palo Alto, CA 94301
Attention: Jon Q. Reynolds, Jr.